UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 9, 2020

OMNICOM GROUP INC.

(Exact Name of Registrant as Specified in its Charter)

New York	1-10551	13-1514814
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

437 Madison Avenue, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 415-3600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.15 per share	OMC	New York Stock Exchange
0.800% Senior Notes due 2027	OMC/27	New York Stock Exchange
1.400% Senior Notes due 2031	OMC/31	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)Omnicom Group Inc. (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”) on June 9, 2020. At the Annual Meeting, the Company’s shareholders (i) elected nine individuals to the Board of Directors (the “Board”), (ii) approved an advisory resolution to approve executive compensation, (iii) ratified the appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending December 31, 2020, and (iv) did not approve a shareholder proposal regarding an amendment to the Company’s existing proxy access framework. The proposals are described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 29, 2020 (the “Proxy Statement”).

(b)        Proposal 1

The Company’s shareholders elected nine individuals to the Board as set forth below:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
John D. Wren	167,865,836	9,525,855	1,157,355	12,313,806
Mary C. Choksi	176,049,626	2,412,333	87,087	12,313,806
Leonard S. Coleman, Jr.	153,122,770	25,336,143	90,133	12,313,806
Susan S. Denison	168,705,052	9,757,412	86,582	12,313,806
Ronnie S. Hawkins	178,159,547	298,237	91,262	12,313,806
Deborah J. Kissire	178,238,766	223,668	86,612	12,313,806
Gracia C. Martore	177,797,753	662,643	88,650	12,313,806
Linda Johnson Rice	171,224,467	7,238,907	85,672	12,313,806
Valerie M. Williams	178,244,639	214,731	89,676	12,313,806

Proposal 2

The Company’s shareholders approved an advisory resolution on the compensation of the Company’s named executive officers as reported in the Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
161,662,362	16,625,612	261,073	12,313,806

Proposal 3

The Company’s shareholders ratified the appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending December 31, 2020.

Votes For	Votes Against	Abstentions
187,484,806	3,265,298	112,748

Proposal 4

The Company’s shareholders did not approve a shareholder proposal regarding an amendment to the Company’s existing proxy access framework.

Votes For	Votes Against	Abstentions	Broker Non-Votes
57,983,731	120,115,053	450,262	12,313,806

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Omnicom Group Inc.
Date: June 11, 2020
	By:	/s/ Michael J. O’Brien
	Name:	Michael J. O’Brien
	Title:	Executive Vice President, General Counsel, and Secretary